Dynatronics Corporation

Q2 FY'21 Conference Call and Review

Business Optimization and Operating Leverage
Delivering Results

Our Brands

Dynatronics®

HAUSMANN™

BIRD & CRONIN®

February 11, 2021 | NASDAQ:DYNT

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Those statements include references to the Company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include references to our financial guidance, expected revenues, gross profit, and selling, general, and administrative expenses. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations including uncertainties involving the impact of the COVID-19 pandemic. The contents of this release should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

UP-LEVELED LEADERSHIP

Is Creating Significant Transformative Opportunities

John Krier

President & Chief Executive Officer



Background

- Appointed CEO in July 2020
- John joined Dynatronics as CFO in March 2020, and prior to that VP, Commercial Operations at Breg since 2014, long-standing customer and partner of Dynatronics and important player in our market
- Proven track record in commercial success to meet customers' tailored needs
- 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model

Previous Affiliations

BREG
UNITED
Deloitte.

Norm Roegner

Chief Financial Officer



Background

- Joined Dynatronics as CFO in November 2020
- Previously VP of Finance for Molex's Medical and Pharmaceutical Division, a global leader of manufacturing services to the medical device market
- Over 20 years of experience in senior finance positions leading business transformations with focuses on aligning resources, refreshing commercial strategies and optimizing supply chains
- Proven track record of leading profit growth initiatives

Previous Affiliations

Phillips Medisize
molex
KOCH

DYNATRONICS IS IN ATTRACTIVE, GROWING MARKETS

Favorable Market Trends

Demographics	Aging population, obesity, higher focus on wellness accelerating demand for rehabilitation support systems
Value-Based Healthcare	Physicians and clinics moving towards a more conservative treatment style
Lower Acuity Treatment	Incentives to treat patients in lower acuity settings (e.g., physical therapy, ASCs) to maximize cost efficiency
Faster Recovery	Importance of using minimally invasive treatments to reduce recovery times

1) Source: Markets and Markets, 2020. Stacked bar chart includes US Markets of the following categories: Electrotherapy, Ultrasound, Exercise Therapy, Cryotherapy, Combination Therapy, Laser Therapy, Rehabilitation Equipment, Orthopedic Bracing

Selected Rehabilitation and Bracing Markets ($B)[1]



Bracing 6.5% CAGR
Rehab 5.3% CAGR
$ in billions
$4.9
$2.1
$1.4
$1.4
$6.1
$2.6
$1.7
$1.8
2021E
2025F
Bracing
Rehab Equipment
Rehab Therapeutic Modalities

Rehabilitation and Bracing & Supports markets continue to exhibit an attractive growth profile

KEYS TO DYNATRONICS' LONG-TERM SUCCESS

- Deliver **commercial success,** emphasizing quality for cost and a differentiated customer experience
- Continue focus on **cash flow from operations**
- Improve **margins** through consolidations and **financial discipline**
- Timely commercial **launch of new products focused on growth markets**
- **Rationalize product portfolio and pricing** for attractive growth trends
- **Optimize manufacturing and supply chain**
- **Targeting acquisitions** in existing or adjacent markets with customer uptake



COVID-19 Challenges

- Customer access
- Elective procedure volume
- P/T visits
- Supply chain logistics

Business Challenges

- Product portfolio
- Distribution
- Customer management
- Variability

SECOND QUARTER FY'21

1 Business optimization and operating leverage are on track. Delivering results

- Improve operating leverage: cash flow from operations $1.5M in Q2 FY'21, up 34% compared to Q1 FY'21
- Stabilizing revenue in FY'21 in COVID environment, remain committed to revenue growth in FY'22
- SG&A 7% lower in Q2 FY'21 relative to Q1 FY'21: workforce management aligns staffing to customer demand and emerging scalable operations

2 Up-leveling leadership team focused on revenue and profit growth

- Norm Roegner joined as CFO in Q2 FY'21: Over 20 years of experience leading business transformations, proven track record of leading profit growth initiatives
- R.J. Smith joined as VP of Customer Experience in Q2 FY'21: Newly created role. R.J. had nearly 10 years at Breg, a long-standing significant customer and partner of Dynatronics
- Added four leaders since August 2020
- New Partners in Leadership culture of accountability that will differentiate Dynatronics

3 No debt. Increase in positive cash flow from operations

- No debt, other than a SBA PPP loan: Strengthening balance sheet and financial flexibility
- Cash flow from operations $1.5M in Q2 FY'21, sequentially up 35%
- Zero borrowings on the line of credit with a borrowing base of ~$5.4M on the $11M asset-based line of credit

All figures in this presentation are as of 12/31/20 unless otherwise noted.

STRENGTHENING BALANCE SHEET AND FINANCIAL FLEXIBILITY

Early Signs Encouraging: Results August 2019 to December 2020

Cash Flow From Operations

$ in thousands



Up 34%
Q2 FY'21
Sequential
Growth
$1,124
$1,508
$2,632
Q1 FY'21
Q2 FY'21
1H FY'21

Debt



$6,286
$6,541
$1,013
$0
6/30/18
6/30/19
6/30/20
12/31/20

No debt at 12/31/20, other than PPP loan[1]

[1]Debt was $30,000 as of 12/31/20 excluding Paycheck Protection Program ("PPP").

Dynatronics HAUSMANN BIRD & CRONIN

7

BUSINESS OPTIMIZATION AND OPERATING LEVERAGE – ON TRACK

Early Signs Encouraging: Results August 2019 to December 2020

STRATEGIC INITIATIVES	Stabilizing business and up-level leadership team is creating significant transformative opportunities	Increase cash flow from operations. Improve margins through consolidations, reduced CofGS and operating expenses	Aligning sales and distribution channels to growth and profitability. Optimize manufacturing and supply chain.	Rationalizing product portfolio and pricing for attractive growth trends	Targeting acquisitions in existing or adjacent markets with customer uptake
STATUS	▪ Recent leadership hires: - CEO - CFO - General Counsel - VP of Customer Experience - VP of Quality and Regulatory Affairs - Director of Product Marketing - Former CEO remains as Board member and active consultant ▪ Our new Partners in Leadership accountability culture is at the core of the organization	▪ On track: working capital improvement of $2.7M YOY (April 1 to Dec 31, 2020) ▪ SG&A driven $2.6M lower YOY (April 1 to Dec 31, 2020) ▪ Fully exited Tennessee facility. Building is marketed for sale. Increases liquidity options	▪ Extended Intalere Group Purchasing Agreement (GPO) for an additional three-years, extending our +20 year relationship ▪ Finalized product transfers to New Jersey, Minnesota, and third party logistics provider	▪ On track: announced two new products in Q3 FY'21. ▪ Commitment to product innovations and new product launches in the coming quarters	▪ On track: continue to actively evaluate tuck-in and bolt on opportunities ▪ Zero borrowings on Line of Credit plus available cash for acquisition opportunities

M&A STRATEGY

Acquisition growth opportunities in a fragmented market to add scale with an accomplished M&A team and demonstrated ability to successfully integrate

VALUE BUYER WITH FOCUSED CRITERIA

Revenue target $5M to $30M

Gross margin accretive (driving target of >40%)

Cash flow **contribution** within first year

Products focused on existing or adjacent market segments

Respected & established **brand(s)** known in market

Good **culture** fit; ease of **integration**



WHY INVEST IN DYNATRONICS (NASDAQ: DYNT)

Optimization and operating leverage to deliver a competitive and durable business model, demonstrating strong financial performance from emerging scalable operations

Valuable Products Serving Growth Markets	• Well-respected brands standing the test of time in each market • Relevant product portfolio serving our growth markets
Optimization and Operating Leverage	• Dynatronics is building an accomplished transformational team, which can deliver strong business results • Developing a culture focused on generating scale by applying disciplined financial models to investment decisions
Attractive Investment Appeal	• Shares are trading at 0.5x revenues vs. peer group of 5.5x[1] • Cash flow from operations and no debt, other than PPP loan • Management incentive compensation is linked to revenue and EBITDA growth

1) Enterprise value as of 2/8/21

UP-LEVELED LEADERSHIP

Is Creating Significant Transformative Opportunities



Brian Baker

Board Member and Active Consultant
Former COO and CEO

Previous Affiliations

SeaSpine INTEGRA

- 25+ years of experience in medical-device industry
- Specializes in driving operational efficiencies, building high-performing teams, and spearheading high-impact strategic plans



Jennifer Keeler

General Counsel

Previous Affiliations

LAND O'LAKES, INC.

- Joined Dynatronics in 2019; prior to that, Associate General Counsel for Land O' Lakes
- Led 30+ global, multi-million dollar acquisitions
- Contract and licensing specialist, emphasis on intellectual property



R.J. Smith

Customer Experience

Previous Affiliations

BREG Pfizer

- Joined Dynatronics in 2020; prior to that, sales and marketing leader at Breg, a long-standing significant customer and partner of Dynatronics
- Prior to Breg, product manager at Pfizer and Johnson & Johnson



Mike Shoup

Quality & Regulatory

Previous Affiliations

SALTER LABS SURMODICS

- Joined Dynatronics in 2020; prior to that, was leading QA/RA at Salter Labs
- 25 years of Quality Assurance & Regulatory Affairs



Sarah Mealman

Product Marketing

Previous Affiliations

Medtronic LABORIE

- Joined Dynatronics in 2020; prior to that, managed Laborie urology implantable and neuromodulation portfolio
- At Medtronic, managed $750M MRI pacemaker portfolio



Skyler Black

Corporate Controller

Previous Affiliations

pwc

- Joined Dynatronics in 2018
- 12 years of financial discipline at Big 4 leader

Dynatronics Corporation

Investor Relations Contacts

SKYLER BLACK
Dynatronics
skyler.black@dynatronics.com

PETER SELTZBERG
Darrow Associates
pseltzberg@darrowir.com

Our Brands

Dynatronics®

HAUSMANN™

BIRD & CRONIN®

DYNATRONICS AT A GLANCE

- Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry – favorable market trends
- Growing and sticky customer base, ˜2,000 customers
- Optimization and operating leverage to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations

KEY STATISTICS	
Headquarters	Eagan, MN
52 Week Share Price Range (as of 2/8/21)	$0.52 to $3.70
Market Capitalization (as of 2/8/21)	$20.7M
Average Volume (3 month)	320k
Net Sales in FY'20	$53.4M

~2,000 Customers

+ Thousands of Private Practice Therapists and Athletic Trainers

CAPITALIZATION / OWNERSHIP

Share count as of December 31, 2020

Common Shares Outstanding	14,719,711
8% Convertible Preferred Stock[1]	3,351,000
Total Shares (Before Options & Warrants)	**18,070,711**
Total Options and Warrants[2]	**7,026,500**
Market Capitalization (fully diluted)	**$11,922,966**
Preferred Stock	**$7,980,788**
Debt[3]	$0
Less: Cash	$3,509,240
Net Bank Debt	**($3,509,240)**
Enterprise Value including convertible preferred stock	**$16,394,514**

(1) Convertible one for one into Common; 8% annual dividend payable in cash or stock at Company preference
(2) Weighted average exercise price for options and warrants of $1.56 and $2.75 respectively
(3) Includes Line of Credit only